Cleansing Materials September 2019

Forward Looking Statements

FORWARD-LOOKING STATEMENTS

This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, including but not limited to, Alta Mesa Resources' fourth quarter and year-end financial and operating results, Alta Mesa Resources' and Alta Mesa Holdings' budget forecasts for 2019-2021, 2019 outlook and guidance, including estimates with respect to capital budget, drilling plans, timing and amount of future production, throughput and produced water volumes, estimated recoverable oil, rates of return, cash flow projections, expenses, inventory, general and administrative guidance, type curves, drilling locations, cost reductions, overhead and EBITDA, strategy, future operations, financial position, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, the words "could", "should", "will", "plan", "believe", "anticipate", "intend", "estimate", "expect", "project" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Alta Mesa Resources' current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Alta Mesa Resources cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond its control, incident to the exploration for and development and production of oil and gas. These risks include, but are not limited to, commodity price volatility, low prices for oil and/or gas, global economic conditions, inflation, increased operating cost, lack of availability of drilling and production equipment and services, operating results, environmental risks, weather risks, drilling and other operating risks, regulatory changes, the uncertainty inherent in estimating oil and gas reserves and in projecting future rates of production, cash flow and access to capital, the timing of development expenditures, and other risks. Information concerning these and other factors can be found in Alta Mesa Resources' filings with the SEC, including its Forms 10-K, 10-Q and 8-K, which can be obtained free of charge on the SEC's web site at http://www.sec.gov. Should one or more of the risks or uncertainties described in this presentation occur, or should underlying assumptions prove incorrect, Alta Mesa Resources' actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we may issue. Except as otherwise required by applicable law, Alta Mesa Resources disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation.

Non-GAAP and Other Financial Information

This presentation includes (i) 2019-2021 estimated pre-hedge and pre-general and administrative expense EBITDA of Alta Mesa Holdings, which represents a current estimate of Alta Mesa Holding's net income, adjusted to exclude interest expense, income taxes, depreciation and amortization, hedge gains/losses, general and administrative expense, as well as other adjustments and (ii) 2019-2020 Estimated Adjusted Midstream EBITDA, which represents a current estimate of Kingfisher Midstream's 2019 net income adjusted to exclude interest expense, income taxes, depreciation and amortization, as well as other adjustments. These are forward-looking financial measures that are not presented in accordance with generally accepted accounting principles ("GAAP"). These non-GAAP financial measures are numerical measures of financial performance that exclude or include amounts so as to be different than the most directly comparable measure that would be presented in accordance with GAAP in the relevant income statements. Non-GAAP financial measures should not be considered in isolation or as a substitute for the most directly comparable GAAP measures. Our non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. These forward-looking non-GAAP financial measures are intended to provide additional information to investors regarding our current expectations surrounding the future outlook of the business. We do not attempt to reconcile these measures with the most directly comparable GAAP financial measures because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations, including adjustments identified above, the amounts of which could be material.

Historic and future upstream production and reserves are reported assuming full ethane recovery of barrels. Actual NGL barrels recovered may vary based on optimization of economic recovery.

Alta Mesa Resources | P/W/P PERELLA WEINBERG PARTNERS | TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

2

1 Rig Plan 3

AMH Forecast 1 Rig Scenario | $55 WTI / $2.50 HHUB | Budget Forecast Gross Operated Rig Count Net Production (MBoe/d) 34.5 26.2 1.7 23.3 1.0 1.0 2019E 2020E 2021E 2019E 2020E 2021E Pre-Hedge, Pre-G&A EBITDA ($MM) Capital Expenditures ($MM)(1) Unlevered Free Cash Flow ($MM)(2) $236 $152 $160 $126 $94 $87 $10 $2 $0 2019E 2020E 2021E 2019E 2020E 2021E 2019E 2020E 2021E _____________________________________ Note: 2019 includes full year contribution. Note: Projections do not reflect AMH borrow ing base redetermination announced 8/15/2019. (1) Includes upstream portion of KFM w ell connect capex, lift/production optimization capex, land expense, and 4 exploration expense. Budget Forecast and Database Forecast assume D&C of $3.2mm/w ell. (2) Defined as pre-hedge, pre-G&A EBITDA – cash G&A + hedge gains/(losses) – capex.

KFM Forecast 1 Rig Scenario | Budget Forecast Average Gas Volumes (MMcf/d) Average Water Volumes (MBw/d) 129.7 115.2 111.5 68.9 40.5 31.7 2019E 2020E 2021E 2019E 2020E 2021E Pre-G&A EBITDA ($MM) Capital Expenditures ($MM) Unlevered Free Cash Flow ($MM) $80 $56 $48 $47 $26 $20 $19 $18 $14 2019E 2020E 2021E 2019E 2020E 2021E 2019E 2020E 2021E 5 _____________________________________ Note: 2019 includes full year contribution.

AMR Forecast Consolidated | 1 Rig Scenario | $55 WTI / $2.50 HHUB | Budget Forecast Gross Operated Rig Count Net Production (MBoe/d) 34.5 26.2 1.7 23.3 1.0 1.0 2019E 2020E 2021E 2019E 2020E 2021E Pre-Hedge, Pre-G&A EBITDA ($MM) Capital Expenditures ($MM)(1) Unlevered Free Cash Flow ($MM)(2) AMH KFM AMH KFM AMR $315 $80 $36 $208 $207 $174 $56 $47 $48 $19 $114 $16 $236 $106 $20 $19 $152 $160 $126 $94 $87 2019E 2020E 2021E 2019E 2020E 2021E 2019E 2020E 2021E _____________________________________ Note: 2019 includes full year contribution. Note: Projections do not reflect AMH borrow ing base redetermination announced 8/15/2019. (1) Includes upstream portion of KFM w ell connect capex, lift/production optimization capex, land expense, and 6 exploration expense. Budget Forecast and Database Forecast assume D&C of $3.2mm/w ell. (2) Defined as pre-hedge, pre-G&A EBITDA – cash G&A + hedge gains/(losses) – capex.

Detailed AMH Budget Forecast

1 Rig Long-Term Case | $55 WTI / $2.50 HHUB

(USD in millions, unless otherwise stated)

	Quarterly												Annual		
	1Q'19E	2Q'19E	3Q'19E	4Q'19E	1Q'20E	2Q'20E	3Q'20E	4Q'20E	1Q'21E	2Q'21E	3Q'21E	4Q'21E	2019E	2020E	2021E
Upstream															
Net Oil (mbbl)	1,619	1,545	1,360	1,276	1,105	1,036	1,006	964	901	892	851	894	5,801	4,112	3,539
Net Natural Gas (mmcf)	5,831	6,283	5,235	5,021	4,673	4,504	4,366	4,287	4,058	4,057	4,003	3,977	22,370	17,831	16,095
Net NGLs (mbbl)	795	819	733	705	657	634	614	604	572	573	565	562	3,052	2,509	2,272
Net Total Production (MBOE)	3,386	3,412	2,966	2,818	2,541	2,420	2,348	2,283	2,150	2,141	2,084	2,119	12,582	9,592	8,494
Net Total Production (MBOE/d)	37.6	37.5	32.2	30.6	27.9	26.6	25.5	24.8	23.9	23.5	22.7	23.0	34.4	26.3	23.3
% oil	48%	45%	46%	45%	44%	43%	43%	42%	42%	42%	41%	42%	46%	43%	42%
Realized Price ($/BOE) (1)	$34.54	$33.47	$32.82	$32.40	$31.66	$31.08	$31.11	$30.95	$30.77	$30.38	$30.05	$30.59	$33.36	$31.21	$30.45
Field EBITDAX	$68	$70	$55	$51	$43	$39	$38	$36	$33	$32	$30	$32	$244	$155	$126
Strategic Costs	($6)	(3)	(11)	(12)	(6)	(6)	-	-	-	-	-	-	(32)	(12)	-
G&A	(12)	(11)	(10)	(10)	(10)	(10)	(10)	(10)	(10)	(10)	(10)	(10)	(43)	(39)	(39)
EBITDAX	$50	$56	$34	$29	$27	$23	$28	$26	$23	$22	$20	$22	$169	$104	$87
EBITDAX $/BOE - Pre G&A	$20.21	$20.53	$18.46	$18.13	$16.99	$16.11	$15.98	$15.59	$15.34	$14.87	$14.29	$14.97	$19.42	$16.19	$14.87
EBITDAX $/BOE	$14.77	$16.33	$11.59	$10.41	$10.79	$9.60	$11.82	$11.32	$10.80	$10.31	$9.61	$10.36	$13.47	$10.87	$10.28
Capex	($51)	($45)	($40)	($23)	($24)	($23)	($25)	($22)	($19)	($18)	($27)	($23)	($160)	($94)	($87)
Unlevered FCF	($1)	$10	($6)	$6	$4	$0	$3	$4	$4	$4	($7)	($1)	$10	$10	$0
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest Expense (Cash)	(2)	(23)	(5)	(25)	(5)	(25)	(5)	(25)	(5)	(25)	(5)	(25)	(55)	(60)	(60)
Upstream Levered FCF	($3)	($13)	($11)	($19)	($1)	($24)	($2)	($21)	($1)	($21)	($12)	($25)	($45)	($49)	($59)

Note: Upstream capex at $3.2mm/well. Projections do not reflect AMH borrowing base redetermination announced 8/15/2019.

(1) Realized price includes the impact of hedges.

Alta Mesa Resources

P/W/P PERELLA WEINBERG PARTNERS

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

7

Detailed AMR Budget Forecast

1 Rig Long-Term Case | $55 WTI / $2.50 HHUB

(USD in millions, unless otherwise stated)

	Quarterly												Annual		
	1Q'19E	2Q'19E	3Q'19E	4Q'19E	1Q'20E	2Q'20E	3Q'20E	4Q'20E	1Q'21E	2Q'21E	3Q'21E	4Q'21E	2019E	2020E	2021E
Upstream															
Net Oil (mbbl)	1,619	1,545	1,360	1,276	1,105	1,036	1,006	964	901	892	851	894	5,801	4,112	3,539
Net Natural Gas (mmcf)	5,831	6,283	5,235	5,021	4,673	4,504	4,366	4,287	4,058	4,057	4,003	3,977	22,370	17,831	16,095
Net NGLs (mbbl)	795	819	733	705	657	634	614	604	572	573	565	562	3,052	2,509	2,272
Net Total Production (MBOE)	3,386	3,412	2,966	2,818	2,541	2,420	2,348	2,283	2,150	2,141	2,084	2,119	12,582	9,592	8,494
Net Total Production (MBOE/d)	37.6	37.5	32.2	30.6	27.9	26.6	25.5	24.8	23.9	23.5	22.7	23.0	34.4	26.3	23.3
% oil	48%	45%	46%	45%	44%	43%	43%	42%	42%	42%	41%	42%	46%	43%	42%
Realized Price ($/BOE) [1]	$34.54	$33.47	$32.82	$32.40	$31.66	$31.08	$31.11	$30.95	$30.77	$30.38	$30.05	$30.59	$33.36	$31.21	$30.45
Field EBITDAX	$68	$70	$55	$51	$43	$39	$38	$36	$33	$32	$30	$32	$244	$155	$126
Strategic Costs	($6)	(3)	(11)	(12)	(6)	(6)	-	-	-	-	-	-	(32)	(12)	-
G&A	(12)	(11)	(10)	(10)	(10)	(10)	(10)	(10)	(10)	(10)	(10)	(10)	(43)	(39)	(39)
EBITDAX	$50	$56	$34	$29	$27	$23	$28	$26	$23	$22	$20	$22	$169	$104	$87
EBITDAX $/BOE - Pre G&A	$20.21	$20.53	$18.46	$18.13	$16.99	$16.11	$15.98	$15.59	$15.34	$14.87	$14.29	$14.97	$19.42	$16.19	$14.87
EBITDAX $/BOE	$14.77	$16.33	$11.59	$10.41	$10.79	$9.60	$11.82	$11.32	$10.80	$10.31	$9.61	$10.36	$13.47	$10.87	$10.28
Capex	($51)	($45)	($40)	($23)	($24)	($23)	($25)	($22)	($19)	($18)	($27)	($23)	($160)	($94)	($87)
Unlevered FCF	($1)	$10	($6)	$6	$4	$0	$3	$4	$4	$4	($7)	($1)	$10	$10	$0
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest Expense (Cash)	(2)	(23)	(5)	(25)	(5)	(25)	(5)	(25)	(5)	(25)	(5)	(25)	(55)	(60)	(60)
Upstream Levered FCF	($3)	($13)	($11)	($19)	($1)	($24)	($2)	($21)	($1)	($21)	($12)	($25)	($45)	($49)	($59)
Midstream															
EBITDA (Post-G&A)	$16	$17	$14	$14	$12	$12	$11	$10	$9	$9	$9	$9	$61	$45	$37
Interest Expense	(3)	(3)	(3)	(3)	(3)	(3)	(3)	(3)	(3)	(3)	(3)	(3)	(11)	(13)	(14)
Midstream Capex	(16)	(16)	(10)	(5)	(5)	(5)	(6)	(3)	(5)	(5)	(6)	(3)	(47)	(20)	(19)
Midstream Levered FCF	($2)	($2)	$1	$6	$4	$3	$1	$4	$1	$1	$0	$2	$3	$12	$4
Consolidated AMR															
EBITDAX	$66	$72	$49	$43	$40	$35	$39	$36	$33	$32	$29	$31	$231	$150	$125
Unlevered FCF	($0)	$11	($1)	$15	$11	$7	$7	$11	$8	$9	($4)	$5	$24	$36	$19
Levered FCF	($5)	($15)	($10)	($13)	$2	($21)	($1)	($17)	($0)	($20)	($12)	($23)	($42)	($37)	($55)

Note: Upstream capex at $3.2mm/well. Projections do not reflect AMH borrowing base redetermination announced 8/15/2019.
(1) Realized price includes the impact of hedges.

Alta Mesa Resources

P / W / P PERELLA WEINBERG PARTNERS

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

8

2 Rig Plan 9

AMH Forecast 2 Rig Scenario | $55 WTI / $2.50 HHUB | Budget Forecast Gross Operated Rig Count Net Production (MBoe/d) 34.5 29.0 29.2 2.0 2.0 1.9 2019E 2020E 2021E 2019E 2020E 2021E Pre-Hedge, Pre-G&A EBITDA ($MM) Capital Expenditures ($MM)(1) Unlevered Free Cash Flow ($MM)(2) $235 $184 $183 $175 $161 $146 ($2) ($13) ($25) 2019E 2020E 2021E 2019E 2020E 2021E 2019E 2020E 2021E _____________________________________ Note: 2019 includes full year contribution. Note: Projections do not reflect AMH borrow ing base redetermination announced 8/15/2019. (1) Includes upstream portion of KFM w ell connect capex, lift/production optimization capex, land expense, and 10 exploration expense. Budget Forecast and Database Forecast assume D&C of $3.2mm/w ell. (2) Defined as pre-hedge, pre-G&A EBITDA – cash G&A + hedge gains/(losses) – capex.

KFM Forecast 2 Rig Scenario | Budget Forecast Average Gas Volumes (MMcf/d) Average Water Volumes (MBw/d) 129.7 127.8 121.2 68.9 44.3 37.7 2019E 2020E 2021E 2019E 2020E 2021E Pre-G&A EBITDA ($MM) Capital Expenditures ($MM) Unlevered Free Cash Flow ($MM) $79 $61 $61 $49 $30 $26 $23 $21 $12 2019E 2020E 2021E 2019E 2020E 2021E 2019E 2020E 2021E 11 _____________________________________ Note: 2019 includes full year contribution.

AMR Forecast Consolidated | 2 Rig Scenario | $55 WTI / $2.50 HH | Budget Forecast Gross Operated Rig Count Net Production (MBoe/d) 34.5 29.0 29.2 2.0 2.0 1.9 2019E 2020E 2021E 2019E 2020E 2021E Pre-Hedge, Pre-G&A EBITDA ($MM) Capital Expenditures ($MM)(1) Unlevered Free Cash Flow ($MM)(2) AMH KFM AMH KFM AMR $315 $79 $245 $243 $224 $61 $61 $191 $22 $49 $172 $30 $26 $235 $184 $183 $175 $161 $146 ($1) ($4) 2019E 2020E 2021E 2019E 2020E 2021E 2019E 2020E 2021E _____________________________________ Note: 2019 includes full year contribution. Note: Projections do not reflect AMH borrow ing base redetermination announced 8/15/2019. (1) Includes upstream portion of KFM w ell connect capex, lift/production optimization capex, land expense, and 12 exploration expense. Budget Forecast and Database Forecast assume D&C of $3.2mm/w ell. (2) Defined as pre-hedge, pre-G&A EBITDA – cash G&A + hedge gains/(losses) – capex.

Detailed AMH Budget Forecast

2 Rig Long-Term Case | $55 WTI / $2.50 HHUB

(USD in millions, unless otherwise stated)

	Quarterly												Annual		
	1Q'19E	2Q'19E	3Q'19E	4Q'19E	1Q'20E	2Q'20E	3Q'20E	4Q'20E	1Q'21E	2Q'21E	3Q'21E	4Q'21E	2019E	2020E	2021E
Upstream															
Net Oil (mbbl)	1,619	1,545	1,360	1,270	1,194	1,236	1,185	1,162	1,194	1,189	1,198	1,155	5,794	4,778	4,736
Net Natural Gas (mmcf)	5,831	6,283	5,236	5,008	4,694	4,766	4,810	4,734	4,652	4,809	4,863	4,910	22,358	19,004	19,233
Net NGLs (mbbl)	795	819	733	703	660	672	680	670	659	683	691	699	3,050	2,681	2,732
Net Total Production (MBOE)	3,386	3,412	2,966	2,807	2,636	2,702	2,666	2,621	2,629	2,673	2,700	2,672	12,571	10,626	10,674
Net Total Production (MBOE/d)	37.6	37.5	32.2	30.5	29.0	29.7	29.0	28.5	29.2	29.4	29.3	29.0	34.4	29.1	29.2
% oil	48%	45%	46%	45%	45%	46%	44%	44%	45%	44%	44%	43%	46%	45%	44%
Realized Price ($/BOE) [1]	$34.54	$33.47	$32.82	$32.38	$32.37	$32.24	$31.72	$31.76	$32.13	$31.51	$31.47	$31.01	$33.36	$32.02	$31.53
Field EBITDAX	$68	$70	$55	$51	$47	$49	$46	$45	$47	$46	$46	$44	$244	$187	$183
Strategic Costs	($6)	(3)	(11)	(12)	(6)	(6)	-	-	-	-	-	-	(32)	(12)	-
G&A	(12)	(11)	(10)	(10)	(10)	(10)	(10)	(10)	(10)	(10)	(10)	(10)	(43)	(39)	(39)
EBITDAX	$50	$56	$34	$29	$32	$33	$36	$35	$37	$36	$36	$34	$169	$136	$144
EBITDAX $/BOE - Pre G&A	$20.21	$20.53	$18.45	$18.09	$17.97	$17.98	$17.32	$17.13	$17.88	$17.22	$17.11	$16.46	$19.41	$17.60	$17.17
EBITDAX $/BOE	$14.77	$16.33	$11.58	$10.34	$12.00	$12.15	$13.66	$13.41	$14.17	$13.57	$13.50	$12.81	$13.45	$12.80	$13.51
Capex	($51)	($45)	($38)	($41)	($45)	($34)	($40)	($43)	($36)	($41)	($36)	($33)	($175)	($161)	($146)
Unlevered FCF	($1)	$10	($4)	($12)	($13)	($1)	($3)	($8)	$1	($5)	$1	$1	($6)	($25)	($2)
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest Expense (Cash)	(2)	(23)	(5)	(25)	(5)	(25)	(5)	(25)	(5)	(25)	(5)	(25)	(55)	(60)	(60)
Upstream Levered FCF	($3)	($13)	($9)	($36)	($18)	($25)	($8)	($32)	($4)	($30)	($5)	($24)	($61)	($84)	($62)

Note: Upstream capex at $3.2mm/well. Projections do not reflect AMH borrowing base redetermination announced 8/15/2019.

(1) Realized price includes the impact of hedges.

Alta Mesa Resources
P/W/P PERELLA WEINBERG PARTNERS
TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING
13

Detailed AMR Budget Forecast

2-Rig Long-Term Case | $55 WTI / $2.50 HH | Consolidated

(USD in millions, unless otherwise stated)

	Quarterly												Annual		
	1Q'19E	2Q'19E	3Q'19E	4Q'19E	1Q'20E	2Q'20E	3Q'20E	4Q'20E	1Q'21E	2Q'21E	3Q'21E	4Q'21E	2019E	2020E	2021E
Upstream															
Net Oil (mbbl)	1,619	1,545	1,360	1,270	1,194	1,236	1,185	1,162	1,194	1,189	1,198	1,155	5,794	4,778	4,736
Net Natural Gas (mmcf)	5,831	6,283	5,236	5,008	4,694	4,766	4,810	4,734	4,652	4,809	4,863	4,910	22,358	19,004	19,233
Net NGLs (mbbl)	795	819	733	703	660	672	680	670	659	683	691	699	3,050	2,681	2,732
Net Total Production (MBOE)	3,386	3,412	2,966	2,807	2,636	2,702	2,666	2,621	2,629	2,673	2,700	2,672	12,571	10,626	10,674
Net Total Production (MBOE/d)	37.6	37.5	32.2	30.5	29.0	29.7	29.0	28.5	29.2	29.4	29.3	29.0	34.4	29.1	29.2
% oil	48%	45%	46%	45%	45%	46%	44%	44%	45%	44%	44%	43%	46%	45%	44%
Realized Price ($/BOE) [(1)]	$34.54	$33.47	$32.82	$32.38	$32.37	$32.24	$31.72	$31.76	$32.13	$31.51	$31.47	$31.01	$33.36	$32.02	$31.53
Field EBITDAX	$68	$70	$55	$51	$47	$49	$46	$45	$47	$46	$46	$44	$244	$187	$183
Strategic Costs	($6)	(3)	(11)	(12)	(6)	(6)	-	-	-	-	-	-	(32)	(12)	-
G&A	(12)	(11)	(10)	(10)	(10)	(10)	(10)	(10)	(10)	(10)	(10)	(10)	(43)	(39)	(39)
EBITDAX	$50	$56	$34	$29	$32	$33	$36	$35	$37	$36	$36	$34	$169	$136	$144
EBITDAX $/BOE - Pre G&A	$20.21	$20.53	$18.45	$18.09	$17.97	$17.98	$17.32	$17.13	$17.88	$17.22	$17.11	$16.46	$19.41	$17.60	$17.17
EBITDAX $/BOE	$14.77	$16.33	$11.58	$10.34	$12.00	$12.15	$13.66	$13.41	$14.17	$13.57	$13.50	$12.81	$13.45	$12.80	$13.51
Capex	($51)	($45)	($38)	($41)	($45)	($34)	($40)	($43)	($36)	($41)	($36)	($33)	($175)	($161)	($146)
Unlevered FCF	($1)	$10	($4)	($12)	($13)	($1)	($3)	($8)	$1	($5)	$1	$1	($6)	($25)	($2)
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest Expense (Cash)	(2)	(23)	(5)	(25)	(5)	(25)	(5)	(25)	(5)	(25)	(5)	(25)	(55)	(60)	(60)
Upstream Levered FCF	($3)	($13)	($9)	($36)	($18)	($25)	($8)	($32)	($4)	($30)	($5)	($24)	($61)	($84)	($62)
Midstream															
EBITDA (Post-G&A)	$16	$17	$14	$14	$13	$13	$13	$13	$12	$12	$13	$13	$61	$51	$50
Interest Expense	(3)	(3)	(3)	(3)	(3)	(3)	(3)	(3)	(3)	(3)	(3)	(3)	(11)	(13)	(13)
Midstream Capex	(16)	(16)	(11)	(6)	(7)	(7)	(8)	(8)	(7)	(7)	(7)	(5)	(49)	(30)	(26)
Midstream Levered FCF	($2)	($2)	$0	$4	$2	$3	$2	$1	$1	$2	$2	$4	$1	$8	$10
Consolidated AMR															
EBITDAX	$66	$72	$49	$43	$44	$45	$49	$48	$49	$49	$49	$47	$230	$187	$194
Unlevered FCF	($0)	$11	($0)	($4)	($8)	$5	$2	($3)	$6	$1	$6	$9	$6	($4)	$22
Levered FCF	($5)	($15)	($8)	($32)	($16)	($23)	($7)	($31)	($3)	($27)	($2)	($19)	($60)	($77)	($52)

Note: Upstream capex at $3.2mm/well. Projections do not reflect AMH borrowing base redetermination announced 8/15/2019.

(1) Realized price includes the impact of hedges.

Alta Mesa Resources

P / W / P PERELLA WEINBERG PARTNERS

TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

14

Reserves Summary 15

AMH Reserves Summary

7/1 Effective Date | Upstream Only | 175 MBO Case | NYMEX Strip | 2 Rig

NYMEX Strip @ 8/23/2019						
Commodity	2019E	2020E	2021E	2022E	2023E	2024E
WTI ($/bbl)	$54.57	$52.13	$50.69	$50.47	$51.01	$52.01
HHub ($MMBtu)	$2.21	$2.37	$2.42	$2.46	$2.56	$2.64

	Gross Economic Locations[1]	Net Resource				Present Value @ 10% Discount Rate
		Oil (MMBbls)	Gas (Bcf)	NGL (MMBbls)	Equivalent (MMBoe)	
Proved Developed						
Mississippian	496	17.9	112.4	15.4	52.0	$359
Oswego	60	1.2	1.7	0.2	1.7	$24
Other	25	0.1	0.7	0.1	0.3	($4)
Total	581	19.2	114.8	15.6	54.0	$379
PDNP	10	1.1	5.3	0.8	2.7	$16
Operated Undeveloped						
Proved Undeveloped						
Mississippian	85	9.8	47.4	6.8	24.6	$18
Oswego	1	0.2	0.2	0.0	0.2	$1
Other	-	-	-	-	-	-
Total Proved Undeveloped	86	10.0	47.7	6.9	24.8	$19
Probable Undeveloped						
Mississippian	54	7.4	29.1	4.2	16.4	$8
Oswego	60	9.1	13.5	1.9	13.3	$27
Other	-	-	-	-	-	-
Total Probable Undeveloped	114	16.5	42.6	6.1	29.7	$35
Possible Undeveloped						
Mississippian	85	9.9	41.7	6.0	22.8	$7
Oswego	46	7.5	11.3	1.6	11.0	$9
Other	2	0.2	0.8	0.1	0.5	$0
Total Possible Undeveloped	133	17.6	53.8	7.7	34.3	$16
Non-Operated Undeveloped	481	12.9	61.9	5.4	28.6	$52
Total Upstream Value	1,405	77.3	326.1	42.5	174.1	$517

(1) Locations defined as economic if PV-10 > $0.

Note 1: Based on company's internal database with 7/1/2019 effective date.

Note 2: Rig Assumptions per Company's budget schedule through YE 2019, followed by 2 rigs flat in 2020+.

Note 3: Assumes D&C of $3.2mm / well.

Alta Mesa Resources | P / W / P PERELLA WEINBERG PARTNERS | TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

16

AMH Reserves Summary

7/1 Effective Date | Corporate Scenario | 175 MBO Case | NYMEX Strip | 2 Rig

NYMEX Strip @ 8/23/2019						
Commodity	2019E	2020E	2021E	2022E	2023E	2024E
WTI ($/bbl)	$54.57	$52.13	$50.69	$50.47	$51.01	$52.01
HHub ($MMBtu)	$2.21	$2.37	$2.42	$2.46	$2.56	$2.64

	Gross Economic Locations[1]	Net Resource				Present Value @ 10% Discount Rate
		Oil (MMBbls)	Gas (Bcf)	NGL (MMBbls)	Equivalent (MMBoe)	
Proved Developed						
Mississippian	507	20.1	136.0	18.8	61.6	$562
Oswego	61	1.2	1.7	0.2	1.7	$25
Other	25	0.1	0.7	0.1	0.3	($4)
Total	593	21.5	138.3	19.0	63.6	$583
PDNP	10	1.2	6.2	0.9	3.1	$29
Operated Undeveloped						
Proved Undeveloped						
Mississippian	292	31.5	154.2	22.2	79.3	$223
Oswego	1	0.2	0.2	0.0	0.2	$1
Other	-	-	-	-	-	-
Total Proved Undeveloped	293	31.6	154.4	22.2	79.6	$224
Probable Undeveloped						
Mississippian	58	8.1	33.5	4.8	18.5	$42
Oswego	60	9.1	13.5	1.9	13.3	$38
Other	-	-	-	-	-	-
Total Probable Undeveloped	118	17.2	47.1	6.8	31.8	$80
Possible Undeveloped						
Mississippian	133	21.3	87.8	12.6	48.6	$59
Oswego	46	7.5	11.3	1.6	11.0	$15
Other	2	0.2	0.8	0.1	0.5	$1
Total Possible Undeveloped	181	29.1	99.9	14.4	60.1	$75
Non-Operated Undeveloped	509	19.5	88.8	9.3	43.6	$118
Total Upstream Value	1,704	120.1	534.7	72.5	281.7	$1,108

(1) Locations defined as economic if PV-10 > $0.
Note 1: Based on company's internal database with 7/1/2019 effective date.
Note 2: Rig Assumptions per Company's budget schedule through YE 2019, followed by 2 rigs flat in 2020+.
Note 3: Assumes D&C of $3.2mm / well.

Alta Mesa Resources | P / W / P PERELLA WEINBERG PARTNERS | TUDOR PICKERING HOLT & CO ENERGY INVESTMENT & MERCHANT BANKING

17

13 Week Cash Flow 18

AMH 13 Week Cash Flow Forecast (1 Rig) As of August 23, 2019 Alta Mesa Cash Forecast - Summary USD'000 Actuals Through: Forecast Week Week 1 Week 2 Week 3 Week 4 Week 5 Week 6 Week 7 Week 8 Week 9 Week 10 Week 11 Week 12 Week 13 Total for 13 WK Period Week Ending 8/23/2019 8/30/2019 9/6/2019 9/13/2019 9/20/2019 9/27/2019 10/4/2019 10/11/2019 10/18/2019 10/25/2019 11/1/2019 11/8/2019 11/15/2019 Operating Receipts: Total Operating Receipts 39,016 4,500 535 1,605 37,008 3,943 402 846 714 40,420 448 - 1,487 130,925 Operating Disbursements: Transportation, Processing and Marketing (600) - - - (600) - - - - (600) - - - (1,800) LOE/Workover (1,111) (1,360) (901) (145) - - (1,433) (1,440) (1,947) (2,132) (1,064) (1,785) (868) (14,185) Taxes (60) (40) - - - (60) - - - (710) - - - (870) Royalty / Working Interests (3,322) - - - - (18,766) - - - (17,491) - - - (39,579) Capex (2,775) (1,921) (2,472) (462) - 2,000 (2,017) (2,356) (1,737) (2,426) (1,537) (1,484) (958) (18,145) G&A (269) (183) (139) (37) - - (298) (373) (307) (697) (187) (370) (266) (3,127) Hedge Payments - (238) - - - (345) - - - (29) - - - (612) Payroll (403) (950) (2,700) (950) (403) (950) - (950) (403) (950) - (950) - (9,609) Other Disbursements (500) (4,875) (500) - (4,500) (4,000) (5,000) (4,000) (4,500) - (500) - (500) (28,875) Total Operating Disbursements (9,040) (9,567) (6,712) (1,594) (5,503) (22,121) (8,748) (9,119) (8,894) (25,034) (3,287) (4,589) (2,592) (116,801) Total Operating Cash Flow 29,975 (5,067) (6,177) 11 31,505 (18,178) (8,345) (8,273) (8,180) 15,386 (2,839) (4,589) (1,105) 14,124 Non-Operating Disbursements Total Non-Operating Disbursements (10) (8,478) (10) (5,625) (10) (10) (5,169) (10) (610) (10) (2,289) (10) (485) (22,729) Net Cash Flow 29,965 (13,545) (6,187) (5,614) 31,495 (18,189) (13,515) (8,283) (8,791) 15,376 (5,128) (4,599) (1,590) (8,605) Change in Cash Beginning Cash Balance (Book) 32,903 62,868 49,323 43,136 37,522 69,017 50,828 37,313 29,030 20,240 35,615 30,487 25,888 32,903 Net Cash Flow 29,965 (13,545) (6,187) (5,614) 31,495 (18,189) (13,515) (8,283) (8,791) 15,376 (5,128) (4,599) (1,590) (8,605) Drawdown/Paydown (+/-) - - - - - - - - - - - - - - Ending Cash Balance (Book) 62,868 49,323 43,136 37,522 69,017 50,828 37,313 29,030 20,240 35,615 30,487 25,888 24,298 24,298 RBL Beginning Balance 344,500 344,500 344,500 344,500 344,500 344,500 344,500 344,500 344,500 344,500 344,500 344,500 344,500 344,500 Drawdown/Paydown (+/-) - - - - - - - - - - - - - - RBL Redetermination Paydown - - - - - - - - - - - - - - Ending Balance 344,500 344,500 344,500 344,500 344,500 344,500 344,500 344,500 344,500 344,500 344,500 344,500 344,500 344,500 Total Facility+ 362,416 362,416 362,416 362,416 362,416 362,416 362,416 362,416 362,416 362,416 362,416 362,416 362,416 362,416 Remaining Availability on Facility 17,916 17,916 17,916 17,916 17,916 17,916 17,916 17,916 17,916 17,916 17,916 17,916 17,916 17,916 LCs Outstanding (17,656) (17,656) (17,656) (17,656) (17,656) (17,656) (17,656) (17,656) (17,656) (17,656) (17,656) (17,656) (17,656) (17,656) Remaining Availability Under RBL 260 260 260 260 260 260 260 260 260 260 260 260 260 260 Total Liquidity (Book Cash + Availability) 63,128 49,583 43,396 37,782 69,277 51,088 37,573 29,290 20,500 35,875 30,747 26,148 24,558 24,558 _____________________________________ Notes: Based on 1 rig drilling program and strip pricing as of 8/16/2019. Average WTI price of $55.61 and average HH price of $2.21 over July to September 19 2019 (corresponding production months)

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